EXHIBIT 10.d

AMENDMENT TO THE

AMENDED AND RESTATED RETENTION/SEVERANCE/

NON-COMPETITION AGREEMENT

The Amended and Restated Retention/Severance/Non-Competition Agreement, as amended (the “Agreement”), dated May 25, 2000, between ____________________ (“you” or “Employee”) and Huffy Corporation (the “Corporation”), is hereby amended, effective as of April 30, 2004.

W I T N E S S E T H:

WHEREAS, the Agreement was entered into on or about May 25, 2000; and

WHEREAS, the Agreement was previously amended to reduce the amount of the benefit and to eliminate uncertainty as to the exact nature and amount of benefit to be received under Section 9 and to retain Employee through 2005; and

WHEREAS, the Corporation has retained Lazard Freres & Co. LLC to assist it with alternative financing and strategic alternatives; and

WHEREAS, the Board of Directors wishes to ensure you be retained to complete the Lazard objectives.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties agree as follows:

1.

Amendments.

(a)

The parties agree Section 9(d) is hereby amended in its entirety and a new Section 9(d) is hereby inserted to read as follows:

“In consideration for your Agreement to be bound by the Non-Competition Covenant of Section 9(c), and to continue to be retained by the Corporation to achieve the Lazard strategic alternatives and such other objectives set by the Board of Directors, the Corporation shall pay you an aggregate amount equal to __________ times your current salary (the “Non-Competition/ Retention Consideration”) in cash installments (the “Installments”) as follows:  In the case of an Assignment Event which consists of the disposition of substantially all of the assets or stock of any current or future Huffy Company, division, or product line (including, without limitation, Huffy Service Solutions, Inc., Gen-X Sports Canada, Inc., Huffy Bicycle Company and Huffy Sports Company), you shall receive an installment equal to 33⅓ percent of your annual base salary as in effect on February 11, 2004, and for each subsequent transaction an amount equal to 25 percent of the Non-Competition/Retention Consideration up to an aggregate amount of 50 percent of the Non-Competition/Retention Consideration, all to be paid as soon as practicable following the closing of such transaction.  Provided, however, an amount up to 50 percent of the Non-Competition/Retention Consideration, when added to all other payments received under this Section 9, if any, shall be paid on September 15, 2004.  The balance of the Non-Competition/Retention Consideration, being 50 percent of the Non-Competition/Retention Consideration, which when added to all payments made pursuant to this Amendment equals 100 percent, shall be paid as follows:  In full on the date of the first of the following to occur:  (i) termination of your employment; or (ii) June 30, 2005.  Provided that if you commit any breach of the Non-Competition/Retention Covenant in Section 9(c), then the Corporation will have no further obligation to pay any unpaid installment and you shall be required to return to the Corporation all installments that have been previously paid, together with interest thereon at the applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, from the date the installment was paid to you through the date you repay it to the Corporation.  Notwithstanding the foregoing, (i) if a Change of Control occurs, payment(s) paid under this Section 9, as amended herein, shall be deducted from the Severance Payment payable in the amount described in Section 2 herein and (ii) no payment would be made following your voluntary termination or termination for Cause by the Corporation.”

2.

Defined Terms.  Defined terms used herein and not defined shall have the meanings set forth in the Agreement.

3.

Affirmation.  Except as set forth herein and in the First Amendment, the Agreement remains unamended and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have set forth their hands as of the date hereof.

HUFFY CORPORATION

EMPLOYEE

By  ____________________________

_______________________________

FIRST AMENDMENT TO THE

AMENDED AND RESTATED RETENTION/NON-COMPETITION AGREEMENT

The Amended and Restated Retention/Severance/Non-Competition Agreement, as amended (the “Agreement”), dated March 15, 2004, between ____________________ (“you” or “Employee”) and Huffy Corporation (the “Corporation”), is hereby amended, effective as of April 30, 2004.

W I T N E S S E T H:

WHEREAS, the Agreement was entered into on or about March 15, 2004; and

WHEREAS, the Corporation has retained Lazard Freres & Co. LLC to assist it with alternative financing and strategic alternatives; and

WHEREAS, the Board of Directors wishes to ensure you be retained to complete the Lazard objectives.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, and in consideration of the mutual covenants and promises hereinafter set forth, the parties agree as follows:

4.

Amendments.

(a)

The parties agree Section 1(d) is hereby amended in its entirety and a new Section 1(d) is hereby inserted to read as follows:

“In consideration for your Agreement to be bound by the Non-Competition Covenant of Section 1(c), and to continue to be retained by the Corporation to achieve the Lazard strategic alternatives and such other objectives set by the Board of Directors, the Corporation shall pay you an aggregate amount equal to __________ times your current salary (the “Non-Competition/ Retention Consideration”) in cash installments (the “Installments”) as follows:  In the case of an Assignment Event which consists of the disposition of substantially all of the assets or stock of any current or future Huffy Company, division, or product line (including, without limitation), Huffy Service Solutions, Inc., Gen-X Sports Canada, Inc., Huffy Bicycle Company and Huffy Sports Company), you shall receive an installment equal to 33⅓ percent of your annual base salary as in effect on February 11, 2004, and for each subsequent transaction an amount equal to 25 percent of the Non-Competition/Retention Consideration up to an aggregate amount of 50 percent of the Non-Competition/Retention Consideration, all to be paid as soon as practicable following the closing of such transaction.  Provided, however, an amount up to 50 percent of the Non-Competition/Retention Consideration, which when added to all payments received under this section, if any, shall be paid on September 15, 2004.  The balance of the Non-Competition/ Retention Consideration, being 50 percent of the Non-Competition/Retention Consideration, which when added to all payments made pursuant to this Amendment equals 100 percent, shall be paid as follows:  In full on the date of the first of the following to occur:  (i) termination of your employment or (ii) June 30, 2005.  Provided that if you commit any breach of the Non-Competition/Retention Covenant in Section 9(c), then the Corporation will have no further obligation to pay any unpaid installment and you shall be required to return to the Corporation all installments that have been previously paid, together with interest thereon at the applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended, from the date the installment was paid to you through the date you repay it to the Corporation.  Notwithstanding the foregoing, no payment would be made following your voluntary termination or termination for Cause by the Corporation.”

5.

Defined Terms.  Defined terms used herein and not defined shall have the meanings set forth in the Agreement.

6.

Affirmation.  Except as set forth herein, the Agreement remains unamended and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have set forth their hands as of the date hereof.

HUFFY CORPORATION

EMPLOYEE

By  ___________________________

_________________________________